UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2004



                           CHINDEX INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                 0-24624                              13-3097642
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        (Commission File Number)          (IRS Employer Identification No.)


                 7201 WISCONSIN AVENUE, BETHESDA, MARYLAND 20814
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (301) 215-7777


                                       NA
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          (Former name or former address, if changed since last report)


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ITEM 12.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      On February 24, 2004, the registrant announced revenue guidance in a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS

      Exhibit 99.1   Press Release dated February 24, 2004



                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHINDEX INTERNATIONAL, INC.
                                     (Registrant)


          February 24, 2004          By:   /s/ LAWRENCE PEMBLE
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               Date                        Lawrence Pemble
                                           Chief Financial Officer


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CHINDEX SUPPLEMENTS RECENT EARNINGS RELEASE
WITH REVENUE GUIDANCE

    BETHESDA, Maryland, February 24, 2004 --Chindex International, Inc. (Nasdaq-CHDX) today supplemented its recent disclosure regarding results of operations for the three- and nine-month periods ended December 31, 2003 and provided indications of its expectations for revenue performance in the current quarter and next fiscal year.

The Company advised that it expects that revenues for the fourth quarter ending March 31, 2004 will be approximately the same level as the corresponding quarter last year. Revenues for the current fiscal year have been negatively impacted by the SARS epidemic and by delays in governmental negotiations of a framework agreement for future loan programs that will be available to Chindex's customers, which delays adversely affected the Company's Medical Capital Equipment division.

The Company further advised that it expects revenues for its 2005 fiscal year ending March 31, 2005 will increase substantially over revenues for the current fiscal year and will return to profitability. The Company's expectations are based on a number of factors, including its belief that the impact of SARS will have been fully absorbed in the current fiscal year, loan programs will resume and the Company's Shanghai United Family Hospital will open and commence revenue generation. The Company noted that the expected increase in revenues for fiscal 2005 would be experienced in each of its three reporting segments and is expected to be within a range of 25-35% on a consolidated basis. This revenue increase would result in the Company exceeding $100 million for the first time in its history.

The Healthcare Products Distribution division is projected to have a revenue increase in fiscal 2005 of 20-30% with increased gross profit margins as new higher-margin products are introduced in the retail pharmacy and hospital products units in that division. These new products will improve the combined gross profit margin in those units as they become an increasing percentage of the product mix and as the Company reduces its focus on revenues from the logistics business unit, which has experienced lower gross profit margins.

The Medical Capital Equipment division is projected to have a revenue increase in fiscal 2005 of 20-30% and gross profit margins consistent with historical levels. The Company believes that this increase will result principally from the expansion of the Company's dealer networks, which increasingly supplement the Company's traditional direct sales force, and from the resumption of government-backed financings for its hospital customers .

The Healthcare Services division is projected to have a revenue increase in fiscal 2005 of 50-60%. The Company expects that the division will report increased profitability of its first hospital in Beijing, as it rebounds from the impact of SARS and realizes the benefit of the commencement of operations of its new hospital in Shanghai, which is expected to open mid-2004.

This release includes forward-looking statements, which are based on the Company's current expectations. Actual results could vary materially due to changes in those expectations. These forward-looking statements involve known and unknown risks, uncertainties and other factors (many of which are unable to be predicted or controlled) that may cause the Company's actual results, performance or achievements, or the healthcare products, capital medical equipment or healthcare service industries' results, to be materially different from those expressed or implied by the forward-looking statements. The forward-looking statements contained in this announcement concerning revenues and growth profit margins and actions that may be taken to improve financial performance involve risks and uncertainties and are subject to change based on various factors, including: the need to effectively manage growth; dependence on key personnel; significantly variable timing of revenues and fluctuations in financial performance not necessarily indicating longer-term performance; the need for future financings for customer purchases and the uncertainty of securing such financings; dependence on and concentration with suppliers with terminable arrangements; increasing competition, including competition resulting from China's membership in the WTO; the impact of SARS; dependence on qualified sales representatives and service specialists; the need to maintain inventory; the need for sophisticated data processing systems; the need for good relations with Chinese foreign trade corporations; delays in the completion and opening of the Shanghai United Family Hospital; the need to attract and retain qualified physicians; the need to comply with heavy governmental regulation, including each division and its market; the high cost of malpractice insurance of physicians; the subjection to economic policies of the Chinese government and the Chinese economy; the relatively undeveloped Chinese legal system; the impact of inflation and/or foreign currency fluctuations; the risk of product liability claims and/or product recalls; the dependence on information systems; the dependence on sub-distributors and sub-dealers; the regulation by the Chinese government of the conversion of Renminbi into foreign currency; the uncertainty in the Company's markets for its products, including its healthcare products to consumers, its medical capital equipment to hospitals and its healthcare services in Beijing and Shanghai; and the need for additional capital, as to which there can be no assurances as to availability. Given these uncertainties, investors and prospective investors are cautioned not to rely on such forward-looking statements. The Company disclaims any obligation, and makes no promise, to update any such factors or forward-looking statements or to publicly announce results of any revisions to any such forward-looking statements, whether as a result of changes in underlying factors, to reflect new information or as a result of the occurrence of events, developments or otherwise.